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EXHIBIT 10.27

                         WARP TECHNOLOGY HOLDINGS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

      1. GRANT OF OPTION.

         Warp Technology Holdings, Inc., a Nevada corporation (the "Company"), hereby grants to ISIS CAPITAL MANAGEMENT, LLC (the "Consultant"), an option, pursuant to the Company's 2002 Stock Plan (the "Plan"), to purchase an aggregate of 20,091,371 shares of Common Stock, par value $0.00001 per share ("Common Stock"), of the Company at a price of $0.0675 per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is hereinafter referred to as the "date of grant," and the date ending twelve (12) months thereafter and each subsequent successive twelve - (12) month period is hereinafter referred to as the "first anniversary date," "second anniversary date," "third anniversary date," etc.

      2. EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

            (a) Except as otherwise provided herein and subject to the right of cumulation provided herein, this option may be exercised, prior to the tenth anniversary date, as to not more than the following number of shares covered by this option during the respective periods set forth below:

      No shares from and after the date of grant and prior to the First Milestone Date;

      8,036,548 shares from and after the First Milestone Date;

      3,214,619 shares from and after the Second Milestone Date;

      4,018,274 shares from and after the Third Milestone Date;

      4,821,929 shares from and after the Fourth Milestone Date; and

      The "First Milestone Date" is the date that the closing sale price of the Company's Common Stock has been at least $0.18 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days;
(ii) the "Second Milestone Date" is the date that the closing sale price of the Company's Common Stock has been at least $0.25 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days,
(iii) the "Third Milestone Date" is the date that the closing sale price of the Company's Common Stock has been at least $0.40 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days, and (iv) the "Fourth Milestone Date" is the date that the closing sale price of the Company's Common Stock has been at least $0.50 per share (as adjusted for stock splits, dividends and the like) for a period of ten consecutive trading days.

      Notwithstanding the foregoing, this option shall be exercisable with respect to all shares, whether or not previously exercisable, on and after the fifth anniversary date.

      The right of exercise provided herein shall be cumulative so that if the option is not exercised to the maximum extent permissible during any such

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period it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time during any subsequent period prior until the expiration or termination of this option.

      This option may not be exercised at any time after the tenth anniversary date.

            (b) Subject to the conditions hereof, this option shall be exercisable by the Consultant giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Secretary of the Company of the written notice together with the required payment. The Consultant shall be entitled to purchase less than the number of shares covered hereby, provided that no partial exercise of this option shall be for less than five (5) whole shares.

            (c) Subject to (d) below, if the Consultant ceases to be engaged, whether under that certain Consulting Agreement dated as of even date herewith by and between the Company and the Consultant (the "Engagement Agreement") or otherwise, to provide services to the Company or one of its subsidiaries for any reason, this option shall immediately terminate; provided, however, that any portion of this option that was otherwise exercisable on the date of termination of the Consultant's engagement to provide services whether pursuant to the Engagement Agreement or otherwise (as applicable, the "Engagement"), may be exercised within the twelve (12) month period following the date on which the Consultant ceased to be so engaged, but in no event after the tenth anniversary date. Any such exercise may be made only to the extent of the number of shares subject to this option that are purchasable upon the date of such termination of the Engagement.

            (d) If the Consultant's Engagement is terminated by the Company for cause as determined under the Engagement Agreement, then all options shall lapse immediately at the effective time of such termination.

            (g) For purposes hereof, the time of the termination of the Consultant's Engagement with the Company shall be determined under the Engagement Agreement, provided, however, that Engagement shall not terminate for purposes hereof until the expiration of the period Consultant is bound by any non-compete, non-solicitation, confidentiality or other agreement with the Company, and Engagement shall not terminate for purposes hereof if, and for as long as, Consultant serves the Company as a consultant or advisor or other service provider for any period after which its Engagement has terminated under the Engagement Agreement until the Company has given written notice that such services are no longer to be provided. This option shall not be affected in the event the Consultant does not provide services for a period(s) of time, as the parties anticipate services will be provided as needed, and not necessarily on a regular or continual basis, nor will this option be affected if the level, type or other aspect of the services change, or if any compensation, rates or other payment terms under, or any other terms of, the Engagement Agreement increase, decrease or are otherwise changed or amended.

      3. PAYMENT OF PURCHASE PRICE.

            (a) Payment of the purchase price for shares purchased upon exercise of this option shall be made by (i) delivery to the Company of cash or check payable to the order of the Company in an amount equal to the purchase price of such shares, (ii) if the Consultant elects and the Company permits, by delivery of shares of Common Stock of the Company having a fair market value equal in amount to the purchase price of such shares, or (iii) by advising the Company, at the time this option is exercised, to withhold from exercise under this option the appropriate number of shares, the aggregate market value of

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which on the date of exercise of this option is equal to the aggregate cash purchase price of the shares being purchased under this option, and such withholdings shall constitute full payment for the non-withheld option shares issued upon exercise. The Board of Directors shall have the authority to determine whether any shares offered by the Consultant in payment of the purchase price are acceptable to the Company, and the Board's discretion in this regard shall be absolute.

            (b) For the purposes hereof, the "fair market value" of any share of the Company's Common Stock to be delivered to the Company in exercise of this option shall be determined by the Board of Directors in good faith after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length. If, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date of repurchase (the "Determination Date") and shall mean (i) the average (on the Determination Date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if such Common Stock is then traded on a national securities exchange;
(ii) the last reported sale price (on the Determination Date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on the Determination Date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List.

            (c) If the Consultant elects to exercise options by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Consultant or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

      4. DELIVERY OF SHARES.

      The Company shall, upon payment of the purchase price for the number of shares purchased and paid for, make prompt delivery of such shares to the Consultant, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act of 1933, as amended (the "Act") any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with in respect to such issuance and delivery.

      5. NON-TRANSFERABILITY OF OPTION.

      This option may not be transferred or assigned in any manner by the holder, except by Consultant to member or other equity owner of Consultant or by operation of law under the laws applying to dissolution and/or liquidation. The same restriction on transfer or assignment shall apply to members or other persons acquiring this option or an interest herein. Further, this option shall not be pledged, hypothecated or otherwise encumbered, by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or

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otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

      6. TRANSFER OF SHARES

      Shares of Common Stock issued upon exercise of this option which have not been registered under the Act shall be transferable by a holder thereof only upon compliance with the conditions in this Section. Before making any transfer of such shares, the holder of shares shall give written notice to the Company of the holder's intention to make the transfer, describing the manner and circumstances of the transfer. If in the opinion of the Company's counsel, or of other counsel acceptable to the Company, the proposed transfer may be effected without registration under the Act, the Company shall so notify the holder and the holder shall be entitled to transfer such shares as described in the holder's notice to the Company. If such counsel opines that the transfer may not be made without registration under the Act, then the Company shall so notify the holder, in which event the holder shall not be entitled to transfer the shares until (i) the Company notifies the holder that it is permissible to proceed with the transfer, or (ii) registration of the shares under the Act has become effective. The Company may issue "stop transfer" instructions to its transfer agent with respect to any or all of the shares of Common Stock issuable upon exercise of this option as it deems necessary to prevent any violation of the Act.

      7. NO SPECIAL ENGAGEMENT RIGHTS.

      Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the Engagement of the Consultant for the period within which this option may be exercised.

      8. RIGHTS AS A STOCKHOLDER.

      The Consultant shall have no rights as a stockholder with respect to any shares that may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Consultant. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      9. RECAPITALIZATION.

      In the event that dividends are payable in shares of Common Stock or in the event there are splits, sub-divisions or combinations of shares of Common Stock subsequent to the date of grant, the number of shares subject to this option shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of this option shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

      10. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of this Option shall not limit or affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the shares for which this option is exercisable or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However,

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      (a) If, prior to the Company's delivery of all the shares subject to this option, the Company shall effect a subdivision (split) or combination (reverse split) of shares or other capital readjustment, the payment of a common stock dividend, or other increase or reduction of a number of shares of common stock outstanding, without receiving compensation therefor in money, services or property, then (i) in the event of an increase in the number of such shares outstanding, the purchase price shall be proportionately reduced and the number of option shares then still purchasable shall be proportionately increased; and
(ii) in the event of a reduction in the number of such shares outstanding, the purchase price payable per share shall be proportionately increased and the number of option shares then still purchasable shall be proportionately reduced.

      (b) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or service either upon direct sales or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the purchase price or the number of option shares subject to this option.

      11. WITHHOLDING TAXES.

      Whenever shares are to be issued upon exercise of this option, the Company shall have the right to require the Consultant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

      12. INVESTMENT REPRESENTATION, ETC.

            (a) The Consultant represents that any shares purchased upon exercise of this option shall be acquired by the Consultant for its or her own account for investment and not with a view to, or for sale in connection with, any distribution of such shares, nor with any present intention of distributing or selling such shares. The Consultant further represents that he or she has made detailed inquiry concerning the Company, that the officers of the Company have made available to the Consultant any and all written information that the Consultant has requested, that the officers of the Company have answered to the Consultant's satisfaction all inquiries made by the Consultant and that the Consultant has such knowledge and experience in financial and business matters that the Consultant is capable of evaluating the merits and risks of an investment in the Company and able to bear the economic risk of that investment. By making payment upon exercise of this option, the Consultant shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

            (b) Consultant agrees, for himself or herself and its or her heirs and legal representatives that he or she will enter into any "lock-up" or similar agreements requested by the Company in connection with any public offering of shares of the Company's stock.

            (c) All stock certificates representing shares of Common Stock issued to the Consultant upon exercise of this option shall, unless and until removed as provided below, have affixed thereto a legend substantially in the following form:

            "The shares of stock represented by this certificate (i) are subject to the restrictions on transfer contained in a Non-Qualified Stock Option Agreement dated ______________, 20__, between the Company and the holder of this certificate (a copy

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      of which is available without charge from the Company), and (ii) have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."

The Company shall issue a new certificate which does not contain such legend if
(i) the shares represented by such certificate are sold pursuant to a registration statement (including a current prospectus) which has become effective under the Act, or (ii) the staff of the Securities and Exchange Commission shall have issued a "no action" letter, reasonably satisfactory to the Company's counsel, to the effect that such shares may be freely sold and thereafter traded publicly without registration under the Act, or (iii) the Company's counsel, or other counsel acceptable to the Company, shall have rendered an opinion satisfactory to the Company to the effect that such shares may be freely sold and thereafter publicly traded without registration under the Act. The Company may, but shall in no event be obligated to register any securities covered hereby pursuant to the Act. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of this option or the issuance of any shares of Common Stock to comply with any law or regulation of any governmental authority.

      13. MISCELLANEOUS.

            (a) Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Consultant.

            (b) All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut, provided, however, that the Revised Statutes of the State of Nevada shall govern the meaning and enforceability of terms regarding the Common Stock and rights thereunder.

Date of Grant: AUGUST 4, 2004

WARP TECHNOLOGY HOLDINGS, INC.

By: /s/ Gus Bottazzi

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Name: Gus Bottazzi
Title: President

                            CONSULTANT'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

      CONSULTANT

      By: /s/ Ernest C. Mysogland

      ------------------------           Date: August 4, 2004
      Ernest Mysogland
      Member